SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2002

                     STRUCTURED ASSET SECURITIES CORPORATION

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                 (Exact name of registrant specified in Charter)

       Delaware                    333-92140                      74-2440850
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    (State or other               (Commission                   (IRS Employer
    jurisdiction of               File Number)               Identification No.)
    incorporation)

              745 7th Avenue, 7th Floor                            10019
                     New York, NY
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      (Address of principal executive offices)                    Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

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ITEM 5.  Other Events.

      The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $307,144,100 in aggregate principal amount Class 1-A, Class 1-AX, Class 2-A, Class B1-I, Class B2-I, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-22H on October 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated October 28, 2002, as supplemented by the Prospectus Supplement, dated October 28, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AX, Class 2-A, Class B1-I, Class B2-I, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $308,255,470.83 as of October 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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ITEM 7.    Financial Statements; Pro Forma Information and Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits:

            1.1 Terms Agreement, dated October 28, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of October 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and LaSalle Bank National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.3 Servicing Agreement, dated as of October 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

            99.4 Reconstituted Servicing Agreement, dated as of October 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB.

            99.5 Reconstituted Servicing Agreement, dated as of October 1, 2002, between Chase Manhattan Mortgage Corporation and Lehman Brothers Bank, FSB.

            99.6 Reconstituted Servicing Agreement, dated as of October 1, 2002, between Countrywide Home Loans Servicing LP and Lehman Brothers Bank, FSB.

            99.7 Reconstituted Servicing Agreement, dated as of October 1, 2002, between GMAC Mortgage Corporation and Lehman Brothers Bank, FSB.

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            99.8  Reconstituted Servicing Agreement, dated as of October 1,
                  2002, between Suntrust Mortgage, Inc. and Lehman Brothers Bank, FSB.

            99.9 Reconstituted Servicing Agreement, dated as of October 1, 2002, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB.

            99.10 Reconstituted Servicing Agreement, dated as of October 1,
                  2002, between Waterfield Mortgage Company, Inc. and Lehman Brothers Bank, FSB.

            99.11 Reconstituted Servicing Agreement, dated as of October 1,
                  2002, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

            99.12 Master Servicing Agreement, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Bank of America, N.A.

            99.13 Mortgage Loan Purchase, Warranties and Servicing Agreement,
                  dated as of August 1, 2002, by and between AIG Centre Capital Group, Inc. and Chase Manhattan Mortgage Corporation.

            99.14 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

            99.15 Master Mortgage Loan Sale and Servicing Agreement, dated as of
                  March 1, 2002, between Lehman Brothers Bank FSB and GMAC Mortgage Corporation.

            99.16 Master Servicing Agreement, dated as of May, 2000, between
                  Centre Capital Group, Inc. and Suntrust Mortgage, Inc.

            99.17 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American Mortgage Company.

            99.18 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

            99.19 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:      /s/ Joseph J. Kelly
                                                -------------------------------
                                       Name:    Joseph J. Kelly
                                       Title:   Senior Vice President

Date:  October 14, 2002

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                                  EXHIBIT INDEX

Exhibit No.                     Description                            Page No.
-----------                     -----------                            --------

      1.1   Terms Agreement, dated October 28, 2002, between
            Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

      4.1   Trust Agreement, dated as of October 1, 2002, among
            Structured Asset Securities Corporation, as
            Depositor, Aurora Loan Services Inc., as Master
            Servicer and LaSalle Bank National Association, as
            Trustee.

      99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Brothers Bank,
            FSB, as Seller and Structured Asset Securities
            Corporation, as Purchaser.

      99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2002, between Lehman Capital, A
            Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as
            Purchaser.

      99.3 Servicing Agreement, dated as of October 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A
            Division of Lehman Brothers Holdings Inc. and Aurora
            Loan Services Inc.

      99.4  Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between Bank of America, N.A. and
            Lehman Brothers Bank, FSB.

      99.5  Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between Chase Manhattan Mortgage
            Corporation and Lehman Brothers Bank, FSB.

      99.6  Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between Countrywide Home Loans
            Servicing LP and Lehman Brothers Bank, FSB.

      99.7  Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between GMAC Mortgage Corporation and Lehman Brothers Bank, FSB.

      99.8  Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between Suntrust Mortgage, Inc. and
            Lehman Brothers Bank, FSB.

      99.9  Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between Washington Mutual Bank, FA and Lehman Brothers Bank, FSB.

      99.10 Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between Waterfield Mortgage Company,
            Inc. and Lehman Brothers Bank, FSB.

      99.11 Reconstituted Servicing Agreement, dated as of
            October 1, 2002, between Wells Fargo Home Mortgage,
            Inc. and Lehman Brothers Bank, FSB.

      99.12 Master Servicing Agreement, dated as of May 25, 2000, by and between Centre Capital Group, Inc. and Bank of America, N.A.

      99.13 Mortgage Loan Purchase, Warranties and Servicing
            Agreement, dated as of August 1, 2002, by and between AIG Centre Capital Group, Inc. and Chase Manhattan
            Mortgage Corporation.

      99.14 Master Servicing Agreement, dated as of March 17,
            2000, by and between Centre Capital Group, Inc. and
            Countrywide Home Loans, Inc.

      99.15 Master Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002, between Lehman Brothers
            Bank FSB and GMAC Mortgage Corporation.

      99.16 Master Servicing Agreement, dated as of May, 2000, between Centre Capital Group, Inc. and Suntrust
            Mortgage, Inc.

      99.17 Master Servicing Agreement, dated as of April 18,
            2000, between Centre Capital Group, Inc. and North
            American Mortgage Company.

      99.18 Master Servicing Agreement, dated as of February 7,
            2001 between Centre Capital Group, Inc. and
            Waterfield Mortgage Company, Inc.

      99.19 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells
            Fargo Home Mortgage, Inc.